UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2012

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

(Ticker Symbol: BRBLX)

SEMI-ANNUAL REPORT
September 30, 2012

www.bearlybullish.com

BearlyBullish
a series of the Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Supplemental Information	18
Expense Example	20

This report and the financial statements contained herein are provided for the general information of the shareholders of the BearlyBullish Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

Letter to Shareholders

MARKET REVIEW – Q3

Markets rose consistently each month during the past quarter, lifting S&P 500 by 6.35%. Spotlight throughout this period was on the Central banks. Domestically, the Federal Reserve announced an unprecedented third round of Quantitative Easing (QE3). In Europe, the European Central Bank (ECB) agreed to purchase short term bonds from troubled countries, Germany’s Constitutional Court allowed the construction of a permanent bailout fund and the European Union (EU) agreed to establish a sole banking supervisor, all considered crucial steps to resolve the European debt crisis. The markets responded favorably to these actions with all sectors posting positive returns. Utilities, however, underperformed as investors rebalanced their portfolios away from defensive stocks.

The Federal Reserve announced that it would purchase $40 billion dollars a month in agency mortgage-backed securities as well as continue its “Operation Twist”, selling short-term Treasuries in exchange for the same amount of longer-term bonds, until the Fed sees “substantial improvement in the outlook for the labor market.” Yields on mortgage backed securities fell markedly on this news, raising their value. While the Fed has made it attractive for banks to issue new mortgages, banks have been conservative in giving out new loans; preventing a full blown effect of the Fed’s policies. We expect this to change with a recovery in housing.

A strengthened housing market is lifting property values and helping Americans repair their balance sheets, a trend that could spur the economy by making households more willing to spend. The value of Americans' real-estate holdings jumped about $400 billion or 2.1%, to $19.1 trillion, in the third quarter, according to the Federal Reserve. The increase follows a similar leap in the first quarter. Additionally, Fed’s latest moves are likely to push 30-year fixed mortgage rates down to 3% from 3.55% presently. Yet, a majority of Americans still have mortgage rates above 5 percent. Lower rates could trigger another wave of refinancing, which would leave people with more money to spend. At the same time equity markets are approaching multi-year highs. Real estate and stocks, together, make up 50% of US household assets. The recovery in that 50% component is likely to repair consumers’ balance sheet, encourage lending, improve consumer sentiment and consequently result in higher discretionary spending that would propel the recovery because consumer spending fuels two-thirds of the nation's economic activity.

STANDARDIZED FUND PERFORMANCE

BRBLX	1yr: 23.46%	Inception: 9.42%
BBOEVLUS	1yr: 20.10%	Inception 7.72%
S & P Total Return	1yr: 22.56%	Inception 13.03%

Gross expense ratio is 3.27%.  The inception date is 6/15/11.  The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-337-3707.  The performance returns for the Fund reflect a fee waiver in effect. In absence of such waiver, the returns would be reduced.  Shares redeemed within 90 days of purchase will be charged a 1.00% redemption fee.

Since inception performance is annualized.

SECTOR REVIEW   (Percent of Fund’s Portfolio as of 09/28/12)

Financials – 15.85%
We are positive on banks and insurance companies. Banks have raised their lending standards while the quality of their loan portfolio has continued to improve as is evident from delinquency rates that have fallen to the lowest level since Q4 2008. Most banks continue to trade significantly below their book value, (total assets minus liabilities, as stated on company balance sheet),  in what we see is an improving economic environment. We expect mortgage originations to drive near term profits for banks and rising home prices to result in higher recoveries for their sizable impaired residential mortgage loan portfolios. Low interest rates set by the Fed will continue to put pressure on net interest margins, (difference between the interest income generated by banks or other financial institutions and the amount of interest paid out to their lenders, relative to the amount of total interest-earning assets) but we expect that to be offset by higher origination volume and improved recoveries. Insurance companies are also being penalized for a low interest rate environment, but the market is not giving credit to these companies for their ability to raise policy premiums. If interest rates rebound, improved performance of investment portfolios will accelerate their investment income.

Industrials –15.23%
In Industrials, we were selectively overweight companies such as USG Corp (USG), Fortune Brands Home & Security (FBHS) and Eaton Corp (ETN), during this period. We believe these companies are well positioned to take advantage of housing and construction recovery. Some of them saw revenue drop 50% from their peak. These companies are benefitting from increase in new residential construction, which is being driven by pent up demand for new houses and multi-year low vacancy rates. Additionally, we own select undervalued names that we believe are underappreciated based on current valuation and are expected to benefit from the economic recovery.

Consumer Discretionary – 13.51%
While we expect consumers to increasingly participate in this recovery, we realize that this is an extremely competitive space and it is challenging to maintain competitive advantage over extended periods. We believe a larger proportion of consumer dollars will go towards online and specialty players. We are also executing on the housing theme via businesses that are complementary to new residential construction. We like Amazon.com Inc. (AMZN), Starbucks (SBUX) and Whirlpool (WHR).

Information Technology – 12.38%
Several trends are emerging in this sector. Within mobile devices, hardware differentiation is narrowing between the leaders and the followers. We are seeing new products being introduced at very competitive prices, which are challenging incumbents in maintaining their price premium. Due to this price deflation risk, we prefer companies such as Google (GOOG) and Ebay (EBAY) that are not fully leveraged on hardware products but have a unique offering, which will ultimately benefit from increasing penetration of mobile devices. We believe the enterprise segment offers long term opportunities that we will continue to monitor, however, currently we have not engaged in this segment due to dampening trends in enterprise technology spending, as indicated in the recent  CIO  (Chief Information officer) surveys.

Energy – 10.07%
Oil prices continue to be volatile, while natural gas has shown strength starting 2Q. We remain positive on energy and feel that enhanced recoveries at reduced costs can continue to drive outperformance even in a flattish commodity price environment. We continue to believe that larger players in key shale development plays will see a greater likelihood of execution and cost reduction because of their ability to gain access to quality services and benefit more widely from improved drilling techniques. We believe these factors will help EOG Resources (EOG) and Pioneer Natural Resources (PXD).

Cash – 9.80%
We keep evaluating opportunities to deploy excess cash in the fund, but there are times when we don’t find enough compelling opportunities. At the end of 3Q, approximately 10% of fund assets were in cash

Materials – 6.12%
We continue to be constructive on materials sector because of their attractive valuation. We have had success with CF Industries (CF) and we feel positive about Eastman Chemical (EMN). We have stayed away from base metals during this period of volatility. Our strategy in base metals will be shaped by the breadth of global economic recovery. We will continue to explore value within this sector.

Healthcare – 6.12%
We remained light in this sector due to regulatory uncertainty, but we continued to add positions when we came across compelling valuations in solid defendable businesses such as Humana (HUM). We continue to have single position exposure to the biotech segment via Biogen Idec (BIIB) and to the generic drugs segment via Perrigo (PRGO).

ETF  - 3.94%
We use ETFs sometimes to get exposure to a sector or an asset class in a cost effective manner

Consumer Staples – 3.44%
We have shed exposure in staples because of fully priced valuation that offers limited potential to take advantage of an improving economy. We continue to hold Clorox (CLX) and Altria (MO).

Telecommunication Services – 1.9%
We like the carriers for their ability to grab a large share of consumers’ wallet even in weak economic times. We own AT&T (T).

Utilities – 1.84%
We are underweight utilities because we see more attractive opportunities to take advantage of this recovery cycle.

OUTLOOK

Although more optimistic on US economy, we are closely watching the near term events, namely the European crisis, the presidential election and the threat of a fiscal cliff. Europe continues to show signs of being in recession, but monetary easing by ECB has led to material declines in the sovereign interest rates of Spain and Italy. Chinese economic authorities announced stimulus measures to combat the slowdown, yet China continues to show weakness. Most economists are looking for subdued but positive growth in the U.S. for the balance of this year.

Of concern, is the looming “fiscal cliff” whereby many tax breaks expire and spending cuts automatically trigger starting December 31. These tax increases and spending cuts amount to about 4% of GDP. If they go forward as planned, the U.S. economy would fall back into recession. However, most observers believe that after the election some compromise will be reached to modify or extend these measures. According to a recent J.P. Morgan report, Congress has not been this polarized since the Civil War. Both congressional and presidential approval ratings are well below averages. But, an election is not a reason for investors to go to cash, particularly in the current environment of negative real yields. We believe investors can take advantage of a housing led recovery and a sterilizing financial sector, but they should be prepared to change course if an unfavorable policy action threatens this recovery.

With all of this in mind, the outlook for continued slow growth supports a balanced and diversified investment approach, not a flight to the perceived safety of low-yielding fixed income securities.

As always, we appreciate the confidence and trust you have placed in us and the management of your assets.

Sincerely,

Buddie Ballard Jr., CFA	Michael Turner, CFA

Equity investments are subject to market fluctuations. Mid cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to call out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is non-diversified and may hold fewer securities than a diversified fund. Holding fewer securities increases the risk that the value of the Fund could go down because of the poor performance of a single investment.
The Fund may, at times, experience higher than average portfolio turnover, which may generate significant taxable gains and increased trading expenses, which in turn may lower the Fund’s return.

The S&P 500 Index is an unmanaged capitalization-weighted index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. The Barclays Aggregate Bond Index represents the securities of the U.S. dollar-denominated investment grade bond market. The Nasdaq Composite consists of the common stocks and similar securities listed on the NASDAQ stock market. The Bloomberg Active Index BBOEGIUS consists of funds in the BearlyBullish Fund’s peer group. This index represents a peer group of 189 open-end, growth and income funds domiciled in the United States.  It is not possible to invest directly in an Index.

Basis point (definition)- a unit that is equal to 1/100th of 1%.

BearlyBullish Fund
SCHEDULE OF INVESTMENTS
As of September 30, 2012 (Unaudited)

Number of Shares		Value
	COMMON STOCKS – 86.2%
	CONSUMER DISCRETIONARY – 13.5%
1,192	Amazon.com, Inc.*	$303,149
5,022	Starbucks Corp.	254,867
11,352	Tempur-Pedic International, Inc.*	339,311
5,596	Under Armour, Inc. - Class A*	312,425
1,685	VF Corp.	268,522
4,854	Whirlpool Corp.	402,445
		1,880,719
	CONSUMER STAPLES – 3.4%

7,179	Altria Group, Inc.	239,707
3,315	Clorox Co.	238,845
		478,552

	ENERGY – 10.0%
3,801	Anadarko Petroleum Corp.	265,766
4,485	ConocoPhillips	256,452
3,051	EOG Resources, Inc.	341,865
3,104	National Oilwell Varco, Inc.	248,661
2,764	Pioneer Natural Resources Co.	288,562
		1,401,306

	FINANCIALS – 15.8%
4,206	American Express Co.	239,153
17,033	American International Group, Inc.*	558,512
34,935	Bank of America Corp.	308,476
45,252	Genworth Financial, Inc. - Class A*	236,668
7,327	JPMorgan Chase & Co.	296,597
3,860	Travelers Cos., Inc.	263,484
8,785	Wells Fargo & Co.	303,346
		2,206,236

	HEALTH CARE – 6.1%
1,913	Biogen Idec, Inc.*	285,477
4,485	Humana, Inc.	314,623
2,173	Perrigo Co.	252,437
		852,537

	INDUSTRIALS – 15.2%
6,433	Eaton Corp.	304,024
2,397	Flowserve Corp.	306,193
12,183	Fortune Brands Home & Security, Inc.*	329,063
5,185	Joy Global, Inc.	290,671
4,434	Norfolk Southern Corp.	282,135

BearlyBullish Fund
SCHEDULE OF INVESTMENTS – Continued
As of September 30, 2012 (Unaudited)

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
10,000	Textron, Inc.	$261,700
15,800	USG Corp.*	346,810
		2,120,596

	INFORMATION TECHNOLOGY – 12.4%
515	Apple, Inc.	343,639
5,470	eBay, Inc.*	264,803
444	Google, Inc. - Class A*	334,998
1,169	International Business Machines Corp.	242,509
603	Mastercard, Inc. - Class A	272,242
6,105	SanDisk Corp.*	265,140
		1,723,331

	MATERIALS – 6.1%
1,307	CF Industries Holdings, Inc.	290,468
5,268	Eastman Chemical Co.	300,328
2,543	Praxair, Inc.	264,167
		854,963

	TELECOMMUNICATION SERVICES – 1.9%
7,030	AT&T, Inc.	265,031

	UTILITIES – 1.8%
3,637	NextEra Energy, Inc.	255,790

	TOTAL COMMON STOCKS (Cost $10,457,283)	12,039,061

	EXCHANGE TRADED FUNDS – 4.0%
19,220	ProShares UltraShort 20+ Year Treasury*	299,640
10,000	SPDR S&P Homebuilders ETF	248,200

	TOTAL EXCHANGE TRADED FUNDS (Cost $544,877)	547,840

	SHORT-TERM INVESTMENTS – 9.6%
1,343,301	Fidelity Institutional Money Market Fund, 0.17%1	1,343,301

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,343,301)	1,343,301

	TOTAL INVESTMENTS – 99.8% (Cost $12,345,461)	13,930,202
	Other Assets in Excess of Liabilities – 0.2%	33,789

	TOTAL NET ASSETS – 100.0%	$13,963,991

* Non-income producing security.
1 The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
SUMMARY OF INVESTMENTS
As of September 30, 2012 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	15.8%
Industrials	15.2%
Consumer Discretionary	13.5%
Information Technology	12.4%
Energy	10.0%
Materials	6.1%
Health Care	6.1%
Consumer Staples	3.4%
Telecommunication Services	1.9%
Utilities	1.8%
Total Common Stocks	86.2%
Exchange Traded Funds	4.0%
Short-Term Investments	9.6%
Total Investments	99.8%
Other Assets in Excess of Liabilities	0.2%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2012 (Unaudited)

Assets:
Investments, at value (cost $12,345,461)	$13,930,202
Receivables:
Fund shares sold	42,500
Dividends and interest	7,365
Due from Advisor	1,713
Prepaid expenses	14,591
Total assets	13,996,371

Liabilities:
Payables:
Distribution fees (Note 6)	2,858
Transfer agent fees and expenses	6,274
Fund accounting fees	5,883
Administration fees	5,385
Custody fees	2,179
Chief Compliance Officer fees	1,619
Trustees fees	742
Accrued other expenses	7,440
Total liabilities	32,380

Net Assets	$13,963,991

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$12,618,825
Accumulated net investment loss	(1,954)
Accumulated net realized loss on investments	(237,621)
Net unrealized appreciation on investments	1,584,741
Net Assets	$13,963,991

Shares of beneficial interest issued and outstanding	1,243,519
Net asset value per share	$11.23

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2012 (Unaudited)

Investment Income:
Dividends	$88,833
Interest	1,152
Total investment income	89,985

Expenses:
Advisory fee	65,927
Administration fees	17,888
Distribution fees (Note 6)	16,482
Fund accounting fees	14,000
Transfer agent fees and expenses	13,858
Registration fees	12,470
Custody fees	11,947
Audit fees	7,521
Offering costs	6,868
Chief Compliance Officer fees	4,513
Legal fees	3,551
Shareholder reporting fees	3,299
Trustees' fees and expenses	2,709
Miscellaneous	2,558
Insurance fees	662

Total expenses	184,253
Advisory fees waived	(65,927)
Other expenses absorbed	(20,125)
Net expenses	98,201
Net investment loss	(8,216)

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments	305,321
Net change in unrealized appreciation/depreciation on investments	(157,736)
Net realized and unrealized gain on investments	147,585

Net Increase in Net Assets from Operations	$139,369

See accompanying Notes to Financial Statements.

BearlyBullish Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the Period
	September 30, 2012	June 15, 2011*
	(Unaudited)	to March 31, 2012
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(8,216)	$(4,636)
Net realized gain (loss) on investments	305,321	(544,863)
Net change in unrealized appreciation/depreciation on investments	(157,736)	1,742,476
Net increase in net assets resulting from operations	139,369	1,192,977

Distributions to Shareholders:
From net investment income	-	(4,873)
Total distributions to shareholders	-	(4,873)

Capital Transactions:
Net proceeds from shares sold	1,140,692	13,233,938
Reinvestment of distributions	-	4,869
Cost of shares redeemed1	(846,116)	(896,865)
Net increase in net assets from capital transactions	294,576	12,341,942

Total increase in net assets	433,945	13,530,046

Net Assets:
Beginning of period	13,530,046	-
End of period	$13,963,991	$13,530,046

Accumulated net investment income (loss)	$(1,954)	$6,262

Capital Share Transactions:
Shares sold	105,031	1,307,776
Shares reinvested	-	501
Shares redeemed	(79,986)	(89,803)
Net increase from capital share transactions	25,045	1,218,474

1 Net of redemption fee proceeds of $124 and $2,362 respectively.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the
	Six Months Ended		For the Period
	September 30, 2012		June 15, 2011*
	(Unaudited)		to March 31, 2012
Net asset value, beginning of period	$11.10		$10.00
Income from Investment Operations:
Net investment loss1	(0.01)		-	2
Net realized and unrealized
gain on investments	0.14		1.10
Total from investment operations	0.13		1.10

Remption fee proceeds	-	2	-	2

Net asset value, end of period	$11.23		$11.10

Total return	1.17%	3	11.05%	3

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,964		$13,530

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.80%	4	3.25%	4
After fees waived and expenses absorbed	1.49%	4, 5	1.49%	4, 5
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	-1.43%	4	-1.82%	4
After fees waived and expenses absorbed	-0.12%	4	-0.06%	4
Portfolio turnover rate	54%	3	151%	3

*	Commencement of operations.
1	Based on average daily shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3	Not annualized.
4	Annualized.
5
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A,  expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as  litigation) do not exceed 1.49% of average daily net assets for Investor Class Shares.

See accompanying Notes to Financial Statements.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS
September 30, 2012 (Unaudited)

Note 1 – Organization
BearlyBullish Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund seeks to achieve long-term capital appreciation.  The Fund is authorized to issue two classes of shares: Investor Class and Institutional Class. The Fund’s Investor Class shares commenced investment operations on June 15, 2011. As of September 30, 2012, the Fund’s Institutional Class shares are not available for investment.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets generally are valued at their market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,653, which were amortized over a one-year period from June 15, 2011 (commencement of operations).

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012 (Unaudited)

(c) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010.  The Act makes changes to a number of the federal income and excise tax provisions impacting regulated investment companies ("RICs"), including simplification provisions on asset diversification and qualifying income tests, provisions aimed at preserving the character of the distributions made by the RIC and coordination of the income and excise tax distribution requirements, and provisions for allowing unlimited years carryforward for capital losses.  In general, the provisions of the Act will be effective for taxable years beginning after December 22, 2010, the date of enactment.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the period ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Alpha Capital Management (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fee and, if necessary, to absorb other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012 (Unaudited)

connection with any merger or reorganization, or extraordinary expenses such as litigation) to 1.49% of average daily net assets for Investor Class Shares until July 31, 2013.

For the period ended September 30, 2012, the Advisor waived all its fees and absorbed other expenses totaling $86,052.  The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit in place at the time the expenses were incurred.  The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred.  The Advisor may recapture a portion of the following amounts no later than March 31, of the years stated below:

2015:	152,747
2016:	86,052
$238,799

Grand Distribution Services, LLC (“GDS”) serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”), an affiliate of GDS, serves as the Fund’s fund accountant and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator. UMBFS also serves as the Fund’s transfer agent and UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period ended September 30, 2012, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period ended September 30, 2012, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At September 30, 2012, gross unrealized appreciation and depreciation of investments based on cost for federal income tax purposes were as follows:

Cost of investments	$12,401,583

Gross unrealized appreciation	$1,772,481
Gross unrealized depreciation	(243,862)

Net unrealized appreciation on investments	$1,528,619

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012 (Unaudited)

As of March 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$6,262
Undistributed long-term capital gains	-
Tax accumulated earnings	6,262
Accumulated capital and other losses	(463,414)
Net unrealized appreciation on investments	1,662,948
Total accumulated earnings	$1,205,796

The tax character of the distributions paid during the fiscal year ended March 31, 2012 was as follows:

Distributions paid from:

Ordinary income	$4,873
Net long-term capital gains	-

Total distributions paid	$4,873

As of March 31, 2012, the Fund had a short-term capital loss carry forward of $463,414, which is not subject to expiration.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Act"), the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, the date of enactment of the Act, for an unlimited period.  Additionally, post-enactment capital loss that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Note 5 – Investment Transactions
For the period ended September 30, 2012, purchases and sales of investments, excluding short-term investments, were $6,562,588 and $7,279,415, respectively.

Note 6 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to the Investor Class Shares, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class Shares, payable to the Advisor as the distribution coordinator. The Institutional Class Shares does not pay any distribution fees.

For the period ended September 30, 2012, distribution fees incurred are disclosed on the Statement of Operations.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012 (Unaudited)

Note 7 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Note 8 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

BearlyBullish Fund
NOTES TO FINANCIAL STATEMENTS - Continued
September 30, 2012 (Unaudited)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of September 30, 2012, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 22	Level 32	Total
Investments
Common Stocks1	$12,039,061	$-	$-	$12,039,061
Exchange-Traded Funds	547,840	-	-	547,840
Short-Term Investments	1,343,301	-	-	1,343,301
Total Investments	$13,930,202	$-	$-	$13,930,202

1	All common stocks held in the Fund are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
2	The Fund did not hold any Level 2 or 3 securities at period end.

There were no transfers between Levels at period end.

Note 9 – Recently Issued Accounting Pronouncements
In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

Bearly Bullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Board Consideration of Investment Advisory Agreement (Unaudited)
At in-person meetings held on August 14-15, 2012, and September 26-27, 2012, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Alpha Capital Management (the “Investment Advisor”) with respect to the Bearly Bullish Fund series of the Trust (the “Fund”) for an additional one-year term.  In approving renewal of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, determined that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration Corporation (“MFAC”) and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The Board also received a memorandum from the independent legal counsel to the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement. The Board considered information reviewed by the Board during the year at other Board and committee meetings.  Before voting on the Advisory Agreement, the Independent Trustees met in a private session at which no representatives of the Investment Advisor were present.

In approving the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below.  In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of the Fund compared with the returns of the Russell 1000 Growth Index and the returns of a select group of comparable funds selected by Morningstar, Inc. (the “Peer Group”) from its Large Valuation-Sensitive Growth Universe for the one-year period ended June 30, 2012.  With respect to the performance results of the Fund, the Board noted that the materials they reviewed indicated that the Fund’s returns for the one-year period exceeded the Peer Group and Large Valuation-Sensitive Growth Universe medians, but were below the returns of the Russell 1000 Growth Index.  The Board noted that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

The Board considered the overall quality of services provided by the Investment Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in all aspects of day-to-day management and oversight of the Fund, as well as the qualifications, experience and responsibilities of the personnel involved in the activities of the Fund.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, the commitment of the Investment Advisor to the Fund’s growth, and the Investment Advisor’s compliance structure and compliance procedures. Based on its review, the Board and the Independent Trustees concluded that the Investment Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the Advisory Agreement.  The Board and the Independent Trustees also concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to the Fund were satisfactory.

Bearly Bullish Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Advisory Fee and Expense Ratio
With respect to the advisory fees and total expenses paid by the Fund, the Board noted the meeting materials indicated that the investment advisory fees (gross of fee waivers) and the total expenses (net of fee waivers) paid by the Fund were above the Peer Group and Universe medians but were not the highest in the Peer Group.  The Trustees noted, however, that the Investment Advisor was waiving all of its advisory fees with respect to the Fund because of the Fund’s low asset levels.  The Trustees observed that the advisory fee for the Fund was lower than the fees charged by the Investment Advisor pursuant to its standard fee schedule.  The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Fund.

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s costs and profits with respect to the Fund, noting that because the Investment Advisor was subsidizing the Fund’s expenses, the Investment Advisor had realized no profits with respect to the Fund in the past year.  The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Fund, including investment advisory fees paid to the Investment Advisor and the intangible benefits of any favorable publicity arising in connection with the Fund’s performance. They also noted that although there were no advisory fee breakpoints, the asset levels of the Fund were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future, as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders and, accordingly, approved renewal of the Advisory Agreement.

BearlyBullish Fund
EXPENSE EXAMPLE
For the Six Months Ended September 30, 2012 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Investor Class only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 4/1/12 to 9/30/12.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		4/1/12	9/30/12	4/1/12 – 9/30/12
Investor Class	Actual Performance	$ 1,000.00	$ 1,011.70	$ 7.51
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.60	7.54

* Expenses are equal to the Fund’s annualized expense ratio of 1.49%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six month period). The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Investment Advisor
Alpha Capital Management
805 Las Cimas Parkway, Ste. 320
Austin, Texas 78746

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

FUND INFORMATION

	TICKER	CUSIP
BearlyBullish Fund – Investor Class	BRBLX	461418493

Privacy Principles of the BearlyBullish Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the BearlyBuliish Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 1-877-337-3707, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 1-877-337-3707, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  http://www.sec.gov or by calling the Fund (toll-free) at 1-877-337-3707.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

BearlyBullish Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 1-877-337-3707

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/7/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	12/7/2012

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	12/7/2012